UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

[x] Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

MAXIM SERIES FUND, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road Greenwood Village, Colorado 80111
Mailing Address:	P.O. Box 1700 Denver, Colorado 80201
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on
December 10, 2010

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the “Fund”), a special meeting of shareholders of the Fund (the “Meeting”) will be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111 on Friday, December 10, 2010 at 10:30 a.m. Mountain Time for the following purpose:

To approve amendments to and the restatement of the Articles of Incorporation of the Fund:

--	To permit the Board of Directors to add new classes of shares to certain portfolios of the Fund;

--	To reduce the vote required to approve certain matters submitted to shareholders for approval; and

--	To permit the Board of Directors to classify or reclassify unissued shares of capital stock of the Fund.

The Board of Directors has fixed the close of business on October 11, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.  Shareholders of the Fund and owners of certain variable annuity contracts and variable life insurance policies are entitled to provide voting instructions with respect to their proportionate interests (including fractional interests) in the portfolios of the Fund.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:
Please call the number on your proxy card and follow the instructions.  Please have your proxy card available.  Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on December 9, 2010.

2.	By Internet:	Visit www.proxyonline.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on December 9, 2010.

3.	By mail:
Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-866-864-7964.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed Proxy is being solicited by the Board of Directors of the Fund.  Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP EMAIL AND TELEPHONE SOLICITATION.  AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD.  DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE.  IN THE ALTERNATIVE, PLEASE VOTE VIA TELEPHONE OR INTERNET AS DIRECTED ABOVE.

PROXY STATEMENT

MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road Greenwood Village, Colorado 80111
Mailing Address:	P.O. Box 1700 Denver, Colorado 80201
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on
December 10, 2010

SPECIAL MEETING OF SHAREHOLDERS

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the “Fund”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111, on Friday, December 10, 2010 at 10:30 a.m. Mountain Time.  It is anticipated that the approximate mailing date of this Proxy Statement will be November 8, 2010.

The Board of Directors has fixed the close of business on October 11, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”).  Shareholders of the Fund are insurance company separate accounts, qualified retirement plans, college savings programs, individual retirement accounts, and certain portfolios of the Fund that operate as “funds of funds.”  Only shareholders of the Fund and variable contract owners with contract values allocated to a separate account sub-account that invests in a portfolio (“Portfolio”) of the Fund (“Contract owners”) are eligible to vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholders Meeting to be held on December 10, 2010.

This proxy statement, the letter to shareholders and notice of meeting are available at the website:  http://www.maximfunds.com/proxies.html.

Fund Service Providers

The investment adviser to the Fund is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”).  MCM has contracted with GWL&A to provide recordkeeping and administrative services for the Fund.  The principal underwriter to the Fund is GWFS Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

Summary of Proposals

The following summarizes the proposals being presented at the Meeting:

1.	To approve amendments to and the restatement of the Articles of Incorporation of the Fund:

(a)	To permit the Board of Directors to add new classes of shares to certain Portfolios of the Fund;

(b)	To reduce the vote required to approve certain matters submitted to shareholders for approval; and

(c)	To permit the Board of Directors to classify or reclassify unissued shares of capital stock of the Fund.

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

The Board of Directors, including all of the Directors who are not “interested persons” of the Fund, recommends that shareholders vote FOR the approval of the proposed amendments to and restatement of the Articles of Incorporation of the Fund.

Information About Voting

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked.  Unmarked proxies received from Contract owners in the Series Accounts (as defined below) will be voted in the same proportion as those proxies with voting instructions.

A majority of each Portfolio’s outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting.  If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or the Board receives voting instructions from so few shareholders that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals.  An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote.  If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

The Fund and the Portfolios will pay no expenses associated with this proxy solicitation.  Such expenses will be paid by MCM.  Management of the Fund knows of no other business, other than that set forth in the Proposal, which will be presented for consideration at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Outstanding Shares

As of October 11, 2010, the Portfolios of the Fund had the following number of shares of common stock outstanding:

Maxim Money Market	501,520,952
Maxim Short Duration Bond	5,124,009
Maxim U.S. Government Mortgage Securities	32,185,491
Maxim Federated Bond	22,537,513
Maxim Loomis Sayles Bond	29,881,618
Maxim Putnam High Yield Bond	7,563,591
Maxim Global Bond	20,602,522
Maxim Small-Cap Value	7,021,411
Maxim Ariel Small-Cap Value	5,696,619
Maxim Loomis Sayles Small-Cap Value	8,883,039
Maxim Small-Cap Growth	7,111,771
Maxim MidCap Value	18,637,764
Maxim Ariel MidCap Value	40,678,793
Maxim T. Rowe Price MidCap Growth	28,460,787
Maxim T. Rowe Price Equity/Income	47,974,801
Maxim Janus Large Cap Growth	38,753,505
Maxim MFS International Value	32,895,005
Maxim MFS International Growth	22,430,217
Maxim Invesco ADR	22,008,529
Maxim Bond Index	31,003,998
Maxim Index 600	35,427,160
Maxim Stock Index	16,712,904
Maxim S&P 500® Index	76,266,065
Maxim Aggressive Profile I	7,272,335
Maxim Moderately Aggressive Profile I	13,956,799
Maxim Moderate Profile I	17,926,031
Maxim Moderately Conservative Profile I	4,461,050
Maxim Conservative Profile I	2,890,826
Maxim Aggressive Profile II	91,708,763
Maxim Moderately Aggressive Profile II	31,893,203
Maxim Moderate Profile II	129,960,164
Maxim Moderately Conservative Profile II	8,656,874
Maxim Conservative Profile II	32,502,489
Maxim Lifetime 2015 Portfolio I	5,645,544
Maxim Lifetime 2015 Portfolio II	13,328,882
Maxim Lifetime 2015 Portfolio III	159,086
Maxim Lifetime 2025 Portfolio I	6,483,295
Maxim Lifetime 2025 Portfolio II	15,928,163
Maxim Lifetime 2025 Portfolio III	221,281
Maxim Lifetime 2035 Portfolio I	4,287,018
Maxim Lifetime 2035 Portfolio II	10,682,036
Maxim Lifetime 2035 Portfolio III	139,270
Maxim Lifetime 2045 Portfolio I	1,867,643
Maxim Lifetime 2045 Portfolio II	4,074,670
Maxim Lifetime 2045 Portfolio III	53,277
Maxim Lifetime 2055 Portfolio I	597,970
Maxim Lifetime 2055 Portfolio II	832,185
Maxim Lifetime 2055 Portfolio III	8,825
Maxim SecureFoundationSM Balanced Portfolio	404,859
Maxim SecureFoundationSM Lifetime 2015 Portfolio	1,972,945
Maxim SecureFoundationSM Lifetime 2025 Portfolio	1,409,146
Maxim SecureFoundationSM Lifetime 2035 Portfolio	663,867
Maxim SecureFoundationSM Lifetime 2045 Portfolio	319,736
Maxim SecureFoundationSM Lifetime 2055 Portfolio	13,678

Beneficial Ownership

The Fund presently consists of 54 Portfolios. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix A were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares.  Other than as indicated in the table in Appendix A, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111.  The number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of October 11, 2010, are set forth in the table in Appendix A.

As of the Record Date, Richard P. Koeppe beneficially owned shares of the Portfolios set forth in the table below through a qualified retirement plan that invests in a group variable annuity.  Charles P. Nelson beneficially owned share of the Portfolio set forth in the table below through a qualified retirement plan.  No other Director or executive officer of the Fund, individually, or as a group, beneficially owned any shares of the Portfolios.  The address of each Director and executive officer of the Fund is 8515 East Orchard Road, Greenwood Village, CO 80111.

MANAGEMENT OWNERSHIP
(HOLDING ANY OUTSTANDING SHARES OF A PORTFOLIO
OF THE FUND AS OF October 11, 2010)

Richard P. Koeppe	Maxim MFS International Value Portfolio	226	0.000687%
Richard P. Koeppe	Maxim Loomis Sayles Small Cap Value Portfolio	211	0.002375%
Richard P. Koeppe	Maxim T.Rowe Price Equity/Income Portfolio	467	0.000973%
Richard P. Koeppe	Maxim T.Rowe Price Mid Cap Growth Portfolio	143	0.000502%
Charles P. Nelson	Maxim Loomis Sayles Bond Portfolio	544	0.001821%

PROPOSAL 1
Approval of Amendments to and the Restatement of the
Articles of Incorporation of the Fund

At the Meeting, shareholders will be asked to consider and approve amended and restated articles of incorporation that would make certain changes to the current provisions of the Fund’s Articles of Incorporation, as amended and supplemented (the “Charter”).  If shareholders approve the proposed changes, the Fund will take action to implement the amendments and restatement by filing appropriate articles of amendment and restatement with the Maryland Department of Assessments and Taxation (the “Department”).  The proposed form of the articles of amendment and restatement is attached as Exhibit A to this Proxy Statement.  If and as filed with the Department, the articles of amendment and restatement will include only those changes that have been approved by shareholders.  The approval of any of the proposed changes described below will also be deemed to include approval for the Fund to correct typographical errors, update or correct references to existing laws or regulations, and remove provisions superseded by applicable law, as shown in Exhibit B to this Proxy Statement.

Except as described herein, the proposed changes to the current Charter are not intended to result in any material change to the day−to−day operations of the Fund.  The amended and restated Charter will be materially unchanged from the current Charter except as described below.  The Board of Directors believes that it is in the best interests of shareholders to modernize certain provisions of the Charter and streamline the administration of the Fund, as further described below, and recommends that you approve the proposed amendments to and restatement of the current Charter.

Proposal 1(a):  Changes to Permit Board of Directors to Add New Share Classes

This proposal would authorize the amendment and restatement of the Charter to permit the Board of Directors to add new classes of shares to existing single class Portfolios of the Fund without shareholder approval.  The Fund is currently comprised of 54 Portfolios.  Of these, 33 Portfolios were established with a single class of stock, and the remaining Portfolios were established as multiple class Portfolios.  Each class of a multiple class Portfolio represents interests in the same investment portfolio, subject generally to the same rights and obligations as each other class.  Each class, however, provides for a different arrangement of shareholder services or the distribution of shares or both and must pay all the expenses of that arrangement.  As compared to a single class structure, the multiple class structure generally affords a Portfolio greater flexibility in meeting shareholder needs and marketing its shares to new investors.

Currently, certain provisions of the Charter are not clear as to whether the Board of Directors may add new classes to existing single class Portfolios without shareholder approval.  The proposed changes are intended to clarify the authority of the Board to do so.

As part of an initiative to expand the marketing of the Fund to individuals who invest through qualified Individual Retirement Accounts, the Board of Directors intends to authorize the issuance of a new class of shares to be designated “Class L” for each of the Fund’s existing single class Portfolios and the re-designation of the existing class as “Initial Class” shares, subject to shareholder approval of this proposal.  Only IRA custodians or trustees will be eligible to purchase Class L shares, which will have a distribution and/or service “Rule 12b-1” plan with a maximum 12b-1 fee of 0.25% of the average daily net assets of the class.  If Proposal 1(a) is approved by shareholders, appropriate articles supplementary containing a description of the new share classes will be filed with the Maryland Department of Assessments and Taxation subsequent to the filing of the proposed articles of amendment and restatement.  The addition of the new classes will not result in higher fees or charges or any change in shareholder services or otherwise materially affect the current rights or obligations of any existing class of shares of the Fund.

The proposed changes to the current Charter are shown in Exhibit B.

Proposal 1(b):  Changes in shareholder voting.

This proposal would authorize the amendment and restatement of the Charter to change the number of votes required to approve certain matters that must be authorized by the shareholders of the Fund.  If this proposal is adopted, matters that must be submitted to the shareholders of the Fund may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable shareholders votes otherwise required under Maryland law.  The amended and restated Charter would add the following provision to Article VI as new paragraph (6):

Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any series or classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act of 1940 Act, as amended, and the rules and regulations promulgated thereunder, or orders of the Securities and Exchange Commission or any successor thereto.

Section 2−104(b)(5) of the Maryland General Corporation Law provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter.  For example, under Maryland law, amendments to the articles of incorporation of a Maryland corporation must be approved by the shareholders of the corporation by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.  If Proposal 1(b) is approved by shareholders, any future amendments to the Fund’s Charter may be approved by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the matter.  The Board of Directors believes that this change will contribute to streamlining the administration of the Fund.

Proposal 1(c):  Permit the Board of Directors to classify or reclassify unissued shares of the Fund.

This proposal would authorize the amendment and restatement of the Charter to expressly permit the Board of Directors to classify or reclassify unissued shares of capital stock of the Fund from time to time so that they may be reallocated to a new or existing series or class of shares.  Currently, certain provisions of the Charter are not clear as to whether the Board may reclassify unissued but previously classified shares of stock.  If this proposal is adopted, the following provision will be added to the second paragraph of Article V of the amended and restated Charter:

The Board of Directors may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.

Section 2−105(a)(10) of the Maryland General Corporation Law provides that a corporation may include such a provision in its charter.  The Board of Directors believes that this change will also contribute to streamlining the administration of the Fund.

Vote Required

To be approved each of Proposals 1(a) and 1(b) requires the affirmative vote of the holders of two-thirds of the shares of each Portfolio, voting separately.  Approval of Proposal 1(c) requires the affirmative vote of the holders of two-thirds of the shares of all Portfolios, voting without regard to series or class.

ADDITIONAL INFORMATION

Solicitation of Proxies

Shares of the Portfolios are sold to certain insurance company separate accounts to fund variable annuity contracts, variable life insurance policies and qualified retirement plans that have purchased variable contracts.  Shares of the Portfolios are also sold directly to qualified retirement plans, college savings programs and individual retirement accounts, as well as to certain other Portfolios that operate as funds of funds.  Contract owners of contracts issued through the following separate accounts (the “Series Accounts”) by Great-West Life & Annuity Insurance Company (“GWL&A”), First Great-West Life & Annuity Insurance Company (“First GWL&A”), or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Portfolios as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interests (including fractional interests) in each Portfolio.

Insurance Company	Separate Accounts (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	Maxim Series Account FutureFunds Series Account Retirement Plan Series Account Pinnacle Series Account COLI VUL-2 Series Account COLI VUL-4 Series Account	Qualified Series Account FutureFunds II Series Account
First GWL&A		FutureFunds II Series Account
NELICO		TNE Series (k) Account

Voting instructions are not being solicited from Contract owners of contracts issued by GWL&A through its COLI VUL-7 Series Account or COLI VUL-10 Series Account.  These separate accounts, which are not registered with the SEC, are used to fund certain private placement variable life insurance policies.    Qualified retirement plans, college savings programs and individual retirement accounts that directly owned shares of the Portfolios on the Record Date will also be entitled to vote with respect to their proportionate interest (including fractional interests) in each Portfolio as of the Record Date.

Voting Procedures

In accordance with the Fund’s view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts registered with the SEC will be voted based on instructions received from the Contract owners who have allocated contract value to one or more Portfolios as of the Record Date.  The number of votes that a Contract owner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio.  In determining the number of votes, fractional shares will be recognized.  Shares attributable to each of the Portfolios held in the Series Accounts that are not registered with the SEC will also be voted as described above based on instructions received from Contract owners who have allocated contract value to one or more of the Portfolios as of the Record Date.  Shares held in the Series Accounts, whether or not registered, for which the Fund does not receive instructions and shares owned by GWL&A, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions.  In addition, shares held in COLI VUL-7 Series Account and COLI VUL-10 Series Account and shares owned by other Portfolios will be voted in the same proportion as shares for which the Fund has received instructions.

Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against).  A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 with attention directed to the Fund’s Secretary before the Meeting or by attending the Meeting.  In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Other Business

Management is not aware of any other business to be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

Shareholder Proposals

The Fund does not hold annual or other regular meetings of shareholders.  Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements

The Fund will furnish, without charge, a copy of the Fund’s last audited financial statements and annual report for the fiscal year ended December 31, 2009 and the most recent semi-annual report, upon request to: Secretary, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111.  You may also request copies by calling (866) 831-7129.  The annual and semi-annual reports are also available on the Fund’s web site at http://www.maximfunds.com/prospectus.html.

BY ORDER OF THE BOARD OF DIRECTORS,

Ryan L. Logsdon

Assistant Vice President, Counsel & Secretary

APPENDIX A

BENEFICIAL OWNERS
(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)
OF THE FUND AS OF October 11, 2010

Entity or Individual:	Portfolio:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Ariel MidCap Value Portfolio	39,805,724	97.85%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Ariel Small-Cap Value Portfolio	1,727,613	30.33%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Ariel Small-Cap Value Portfolio	2,870,354	50.39%
Retirement Plan Series Account	Maxim Ariel Small-Cap Value Portfolio	409,086	7.18%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Bond Index Portfolio	19,705,762	63.56%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Federated Bond Portfolio	2,644,552	11.73%
Maxim Moderate Profile II Portfolio	Maxim Federated Bond Portfolio	6,381,473	28.31%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Federated Bond Portfolio	1,308,675	5.81%
Maxim Conservative Profile II Portfolio	Maxim Federated Bond Portfolio	2,845,643	12.63%
Maxim Lifetime 2015 Portfolio II	Maxim Federated Bond Portfolio	1,759,116	7.81%
Maxim Lifetime 2025 Portfolio II	Maxim Federated Bond Portfolio	1,530,511	6.79%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Global Bond Portfolio	3,299,297	16.01%
Maxim Moderate Profile I Portfolio	Maxim Global Bond Portfolio	1,223,910	5.94%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Global Bond Portfolio	1,438,874	6.98%
Maxim Moderate Profile II Portfolio	Maxim Global Bond Portfolio	7,016,307	34.06%
Maxim Conservative Profile II Portfolio	Maxim Global Bond Portfolio	3,128,698	15.19%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Index 600 Portfolio	2,136,143	6.03%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Index 600 Portfolio	22,099,706	62.38%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Invesco ADR Portfolio	3,880,469	17.63%
Maxim Moderate Profile II Portfolio	Maxim Invesco ADR Portfolio	4,340,029	19.72%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Invesco ADR Portfolio	1,479,845	6.72%
Maxim Aggressive Profile II Portfolio	Maxim Invesco ADR Portfolio	4,333,418	19.69%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Janus Large Cap Growth Portfolio	6,402,336	16.52%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	3,293,082	8.50%
Maxim Aggressive Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	8,869,217	22.89%
Maxim Moderate Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	10,587,681	27.32%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Bond Portfolio	3,991,407	13.36%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Bond Portfolio	19,209,427	64.29%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Small-Cap Value Portfolio	3,126,408	35.20%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Small-Cap Value Portfolio	501,847	5.65%
Maxim Aggressive Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	1,320,151	14.86%
Maxim Moderate Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	837,209	9.42%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim MFS International Growth Portfolio	3,270,081	14.58%
Maxim Moderate Profile II Portfolio	Maxim MFS International Growth Portfolio	5,064,711	22.58%
Maxim Aggressive Profile II Portfolio	Maxim MFS International Growth Portfolio	5,047,553	22.50%
Maxim Moderately Aggressive Profile II Portfolio	Maxim MFS International Growth Portfolio	1,726,445	7.70%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim MFS International Value Portfolio	3,258,253	9.91%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim MFS International Value Portfolio	7,096,166	21.57%
Maxim Moderately Aggressive Profile II Portfolio	Maxim MFS International Value Portfolio	2,381,261	7.24%
Maxim Aggressive Profile II Portfolio	Maxim MFS International Value Portfolio	6,973,004	21.20%
Maxim Moderate Profile II Portfolio	Maxim MFS International Value Portfolio	6,983,644	21.23%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim MidCap Value Portfolio	3,341,556	17.93%
Maxim Moderate Profile II Portfolio	Maxim MidCap Value Portfolio	3,603,365	19.33%
Maxim Moderately Aggressive Profile II Portfolio	Maxim MidCap Value Portfolio	2,014,941	10.81%
Maxim Aggressive Profile II Portfolio	Maxim MidCap Value Portfolio	6,005,461	32.22%
Maxim Conservative Profile II Portfolio	Maxim MidCap Value Portfolio	932,840	5.01%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Money Market Portfolio	79,018,057	15.76%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Money Market Portfolio	54,271,007	10.82%
COLI VUL 10 Series Account	Maxim Money Market Portfolio	38,862,099	7.75%
Detroit Medical Center1	Maxim Money Market Portfolio	61,504,672	12.26%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Putnam High Yield Bond Portfolio	901,799	11.92%
Maxim Moderate Profile II Portfolio	Maxim Putnam High Yield Bond Portfolio	1,843,789	24.38%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Putnam High Yield Bond Portfolio	529,361	7.00%
Maxim Conservative Profile II Portfolio	Maxim Putnam High Yield Bond Portfolio	1,096,256	14.49%
Maxim Lifetime 2015 Portfolio II	Maxim Putnam High Yield Bond Portfolio	594,080	7.85%
Maxim Lifetime 2025 Portfolio II	Maxim Putnam High Yield Bond Portfolio	517,275	6.84%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim S&P 500 Index® Portfolio	35,961,859	47.15%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Short Duration Bond Portfolio	1,559,157	30.43%
Maxim Conservative Profile II Portfolio	Maxim Short Duration Bond Portfolio	1,803,462	35.20%
Maxim Lifetime 2015 Portfolio II	Maxim Short Duration Bond Portfolio	325,406	6.35%
Maxim Moderate Profile II Portfolio	Maxim Small-Cap Growth Portfolio	1,847,334	25.98%
Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Growth Portfolio	1,820,583	25.60%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Small-Cap Growth Portfolio	530,367	7.46%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Growth Portfolio	914,836	12.86%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Growth Portfolio	1,153,165	16.21%
Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Value Portfolio	2,418,378	34.44%
Maxim Moderate Profile II Portfolio	Maxim Small-Cap Value Portfolio	1,533,661	21.84%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Value Portfolio	1,275,162	18.16%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Small-Cap Value Portfolio	733,865	10.45%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Stock Index Portfolio	11,507,852	68.86%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Stock Index Portfolio	4,396,762	26.31%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price Equity/Income Portfolio	4,252,382	8.86%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price Equity/Income Portfolio	22,123,427	46.11%
Maxim Aggressive Profile II Portfolio	Maxim T. Rowe Price Equity/Income Portfolio	4,297,470	8.96%
Maxim Moderate Profile II Portfolio	Maxim T. Rowe Price Equity/Income Portfolio	5,814,051	12.12%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price MidCap Growth Portfolio	3,046,760	10.71%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price MidCap Growth Portfolio	15,221,714	53.48%
Maxim Aggressive Profile II Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio	1,625,161	5.71%
Maxim Moderate Profile II Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio	2,059,826	7.24%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim US Government Mortgage Securities Portfolio	3,253,503	10.11%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim US Government Mortgage Securities Portfolio	12,773,863	39.69%
Maxim Conservative Profile II Portfolio	Maxim US Government Mortgage Securities Portfolio	3,235,305	10.05%
Maxim Moderate Profile II Portfolio	Maxim US Government Mortgage Securities Portfolio	5,441,405	16.91%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Conservative Profile I Portfolio	2,633,166	91.26%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderately Conservative Profile I Portfolio	4,189,189	94.02%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderate Profile I Portfolio	17,420,419	97.10%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderately Aggressive Profile I Portfolio	13,577,831	97.17%
FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Aggressive Profile I Portfolio	6,802,795	93.42%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Aggressive Profile II Portfolio	60,154,323	65.52%
Catholic Health Initiatives2	Maxim Aggressive Profile II Portfolio	4,927,341	5.37%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderately Aggressive Profile II Portfolio	5,165,039	16.17%
Catholic Health Initiatives2	Maxim Moderately Aggressive Profile II Portfolio	10,151,217	31.83%
Centura Health3	Maxim Moderately Aggressive Profile II Portfolio	3,819,349	11.98%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderate Profile II Portfolio	81,081,060	62.40%
Catholic Health Initiatives2	Maxim Moderate Profile II Portfolio	9,538,450	7.34%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderately Conservative Profile II Portfolio	1,531,188	17.70%
Catholic Health Initiatives2	Maxim Moderately Conservative Profile II Portfolio	2,130,990	24.30%
Centura Health3	Maxim Moderately Conservative Profile II Portfolio	975,865	11.27%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Conservative Profile II Portfolio	20,027,015	61.54%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2015 Portfolio I	2,045,317	36.23%
CDI Corporation4	Maxim Lifetime 2015 Portfolio I	649,794	11.51%
Cooper Hatchery, Inc.5	Maxim Lifetime 2015 Portfolio I	436,031	7.72%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2015 Portfolio II	5,005,510	37.55%
Santa Cruz Seaside Company6	Maxim Lifetime 2015 Portfolio II	717,187	5.38%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.7	Maxim Lifetime 2015 Portfolio III	120,612	75.82%
Turnbull Companies, LLC8	Maxim Lifetime 2015 Portfolio III	14,336	9.01%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2025 Portfolio I	1,721,264	26.55%
CDI Corporation4	Maxim Lifetime 2025 Portfolio I	1,036,678	15.99%
Cooper Hatchery, Inc.5	Maxim Lifetime 2025 Portfolio I	661,671	10.21%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2025 Portfolio II	6,196,929	38.91%
The State of Alabama Personnel Board9	Maxim Lifetime 2025 Portfolio II	1,089,554	6.84%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.7	Maxim Lifetime 2025 Portfolio III	125,408	56.67%
Turnbull Companies, LLC8	Maxim Lifetime 2025 Portfolio III	20,086	9.08%
Bocada, Inc.10	Maxim Lifetime 2025 Portfolio III	20,072	9.07%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2035 Portfolio I	1,063,602	24.81%
CDI Corporation4	Maxim Lifetime 2035 Portfolio I	778,993	18.17%
Cooper Hatchery, Inc. 5	Maxim Lifetime 2035 Portfolio I	533,493	12.44%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2035 Portfolio II	3,830,208	35.86%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc. 7	Maxim Lifetime 2035 Portfolio III	51,929	37.29%
Smiles By Design11	Maxim Lifetime 2035 Portfolio III	36,359	26.11%
Bocada, Inc.10	Maxim Lifetime 2035 Portfolio III	10,887	7.82%
Turnbull Companies, LLC8	Maxim Lifetime 2035 Portfolio III	7,958	5.71%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2045 Portfolio I	440,069	23.56%
CDI Corporation4	Maxim Lifetime 2045 Portfolio I	432,056	23.13%
Cooper Hatchery, Inc. 5	Maxim Lifetime 2045 Portfolio I	224,002	11.99%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2045 Portfolio II	1,297,780	31.85%
The State of Alabama Personnel Board9	Maxim Lifetime 2045 Portfolio II	528,593	12.97%
FutureFunds Series Account I of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2045 Portfolio II	217,790	5.34%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc. 7	Maxim Lifetime 2045 Portfolio III	17,500	32.85%
Russell Chomiak12	Maxim Lifetime 2045 Portfolio III	5,195	8.9%
Bocada, Inc. 10	Maxim Lifetime 2045 Portfolio III	7,450	13.98%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2045 Portfolio III	6,875	12.91%
Ackerman & Towson Family Dentistry13	Maxim Lifetime 2045 Portfolio III	3,683	6.91%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2055 Portfolio I	94,930	15.88%
CDI Corporation4	Maxim Lifetime 2055 Portfolio I	216,696	36.24%
Cooper Hatchery, Inc. 5	Maxim Lifetime 2055 Portfolio I	52,543	8.79%
J.D. Fields & Company, Inc.14	Maxim Lifetime 2055 Portfolio I	32,165	5.38%
M & D Payroll, Inc.15	Maxim Lifetime 2055 Portfolio I	30,080	5.03%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2055 Portfolio II	378,295	45.46%
Bregman, Berbert, Schwartz & Gliday, LLC16	Maxim Lifetime 2055 Portfolio II	78,851	9.48%
FutureFunds Series Account I of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2055 Portfolio II	62,893	7.56%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Lifetime 2055 Portfolio III	2,620	29.69%
GW Capital Management, LLC17	Maxim Lifetime 2055 Portfolio III	2,543	28.81%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc. 7	Maxim Lifetime 2055 Portfolio III	1,099	12.45%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Balanced Portfolio	106,912	25.62%
The State of Alabama Personnel Board9	Maxim SecureFoundation Balanced Portfolio	48,531	11.63%
Truog-Ryding Company, Inc. dba The Ryding Company18	Maxim SecureFoundation Balanced Portfolio	45,803	10.98%
The Heestand Company19	Maxim SecureFoundation Balanced Portfolio	44,163	10.58%
Companion Animal Practices, North America (CAPNA)20	Maxim SecureFoundation Balanced Portfolio	38,568	9.24%
PASCO Scientific21	Maxim SecureFoundation Balanced Portfolio	31,603	7.57%
Broulim’s Supermarkets22	Maxim SecureFoundation Balanced Portfolio	30,693	7.36%
Selzer-Ornst Co.23	Maxim SecureFoundation Balanced Portfolio	22,815	5.47%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Lifetime 2015 Portfolio	796,133	34.60%
Community Education Centers, Inc.24	Maxim SecureFoundation Lifetime 2015 Portfolio	374,597	16.28%
Banaszak Concrete Corporation25	Maxim SecureFoundation Lifetime 2015 Portfolio	287,429	12.49%
Orthopedic Specialists of South Florida, PA26	Maxim SecureFoundation Lifetime 2015 Portfolio	156,398	6.80%
Olympic Builders General Contractors, Inc.27	Maxim SecureFoundation Lifetime 2015 Portfolio	135,146	5.87%
Klune Industries, Inc.28	Maxim SecureFoundation Lifetime 2015 Portfolio	132,496	5.76%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Lifetime 2025 Portfolio	340,110	22.82%
Klune Industries, Inc.28	Maxim SecureFoundation Lifetime 2025 Portfolio	229,516	15.40%
Community Education Centers, Inc.24	Maxim SecureFoundation Lifetime 2025 Portfolio	194,162	13.02%
City of Hastings, Nebraska29	Maxim SecureFoundation Lifetime 2025 Portfolio	122,447	8.21%
Ventura Transfer Company30	Maxim SecureFoundation Lifetime 2025 Portfolio	112,862	7.57%
Olympic Builders General Contractors, Inc.27	Maxim SecureFoundation Lifetime 2025 Portfolio	101,515	6.81%
Orthopedic Specialists of South Florida, PA26	Maxim SecureFoundation Lifetime 2025 Portfolio	87,154	5.85%
Banaszak Concrete Corporation25	Maxim SecureFoundation Lifetime 2025 Portfolio	81,000	5.43%
Lucas & Wiles Inc.31	Maxim SecureFoundation Lifetime 2025 Portfolio	75,690	5.08%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Lifetime 2035 Portfolio	232,015	32.03%
Community Education Centers, Inc.24	Maxim SecureFoundation Lifetime 2035 Portfolio	181,682	25.08%
City of Hastings, Nebraska29	Maxim SecureFoundation Lifetime 2035 Portfolio	68,384	9.44%
Orthopedic Specialists of South Florida, PA26	Maxim SecureFoundation Lifetime 2035 Portfolio	54,071	7.46%
Klune Industries, Inc.28	Maxim SecureFoundation Lifetime 2035 Portfolio	52,732	7.28%
City of Hastings, Nebraska29	Maxim SecureFoundation Lifetime 2045 Portfolio	142,618	42.85%
Community Education Centers, Inc. 24	Maxim SecureFoundation Lifetime 2045 Portfolio	76,844	23.09%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Lifetime 2045 Portfolio	65,665	19.73%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim SecureFoundation Lifetime 2055 Portfolio	3,113	22.17%
Community Education Centers, Inc.24	Maxim SecureFoundation Lifetime 2055 Portfolio	3,877	27.61%
GW Capital Management, LLC17	Maxim SecureFoundation Lifetime 2055 Portfolio	2,549	18.16%
Olympic Builders General Contractors, Inc.27	Maxim SecureFoundation Lifetime 2055 Portfolio	2,094	14.91%
Klune Industries, Inc.28	Maxim SecureFoundation Lifetime 2055 Portfolio	764	5.44%

1 The address of Detroit Medical Center is 3663 Woodward Avenue, Suite 200, Detroit, MI 48201.

2 The address for Catholic Health Initiatives is 3900 Olympic Boulevard, Suite 400, Erlanger, KY 41018-1099.

3 The address for Centura Health is 5655 South Yosemite Street, Suite 107, Englewood, CO 80111.

4 The address for CDI Corporation is 1801 Market Street, 14th Floor, Philadelphia, PA 19103.

5 The address for Cooper Hatchery, Inc. is 22348 Road 140, Oakwood, OH 45873.

6 The address for Santa Cruz Seaside Company is 400 Beach Street, Santa Cruz, CA 95060.

7 The address for Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc. is 900 North Liberty Street, Suite 400, Boise, ID 83704.

8 The address for Turnbull Companies, LLC is 5533 Fair Lane, Cincinnati, OH 45227.

9 The address for the State of Alabama Personnel Board is 300 Folsom Administrative Building, 64 North Union Street, Montgomery, AL 36130.

10 The address for Bocada, Inc. is 720 4th Avenue, Suite 100, Kirkland, WA 98033.

11 The address for Smiles By Design is 180 North LaSalle Street, Suite 101, Chicago, IL 60601.

12The address for Russell Chomiak is 1243 Denbigh Lane, Radnor, PA 19087.

13 The address for Ackerman & Towson Family Dentistry is 3701 Lone Tree Way, Suite 3A, Antioch, CA 94509.

14 The address for J.D. Fields & Company, Inc. is 55 Waugh Drive, Suite 1250, Houston, TX 77007.

15 The address for M & D Payroll, Inc. is 1930 SE 29th Street, Oklahoma City, OK 73129.

16 The address for Bregman, Berbert, Schwartz & Gilday, LLC is 7315 Wisconsin Avenue, Bethesda, MD 20814.

17 Investment by GW Capital Management consists of initial capital.

18 The address for Truog-Ryding Company, Inc. dba The Ryding Company is 2659 Townsgate Road, Suite 101, Westlake Village, CA 91361.

19 The address for The Heestand Company is 5441 SW Macadam Avenue, Suite 301, Portland, OR 97239.

20 The address for Companion Animal Practices, North America (CAPNA) is 3379 Alpine Lily Drive, Las Vegas, NV 89141.

21 The address for PASCO Scientific is 10101 Foothills Boulevard, Roseville, CA 95747-7100.

22 The address for Broulim’s Supermarkets is 198 North State Street, Rigby, ID 83442.

23 The address for Selzer-Ornst Co is 6222 West State Street, Wauwatosa, WI 53213.

24 The address for Community Education Centers, Inc. is 35 Fairfield Place, West Caldwell, NJ 07006.

25 The address for Banaszak Concrete Corporation is 2401 College Avenue, Davie, FL 33317.

26 The address for Orthopedic Specialists of South Florida, PA is 7100 West 20th Avenue, Suite 101, Hialeah, FL 33016.

27 The address for Olympic Builders General Contractors, Inc. is 405 North Star Road, Holmen, WI 54636.

28 The address for Klune Industries, Inc. is 7323 Coldwater Canyon, North Hollywood, CA 91605.

29 The address for the City of Hastings, Nebraska is 220 North Hastings Avenue, Hastings, NE 68901.

30 The address for Ventura Transfer Company is 2418 East 223rd Street, Long Beach, CA 90810.

31 The address for Lucas & Wiles, Inc. is 400 North Ponce de Leon Boulevard, St. Augustine, FL 32084.

       MAXIM SERIES FUND, INC.

       [Portfolio Name Here…………………………………………]

Proxy Ballot for Special Meeting of Shareholders – December 10, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim Series Fund, Inc. (the “Fund”) to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 10:30 a.m., Mountain Time, on December 10, 2010, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on October 11, 2010, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted, and voted as specified.  IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.  The Board of Directors recommends a vote FOR the Proposal, including each of its subparts.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)
This Proxy may be revoked by the Shareholder (Contract owner) at any time prior to the Special Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-864-7964. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to:  TAG Proxy Services, P.O. Box 6500, Carlstadt, NJ  07072-0500
Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Options below are available 24 hours a day / 7 days a week	Please mark your vote on the reverse of this Proxy Ballot.

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.
Shareholder sign here Date
INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this proxy card.
Joint owner sign here Date

    IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

[Portfolio Name Here]                                                                                                    CONTROL NUMBER

                 123456789123

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2010.

This proxy statement, the letter to shareholders and notice of meeting are available at the website:  http://www.maximfunds.com/proxies.html

If you received more than one ballot because you have an investment in more than one Portfolio, please remember to vote all of your ballots!

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.  YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MATTER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. TO APPROVE AMENDMENTS TO AND THE RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE FUND:

(a) To permit the Board of Directors to add new classes of shares to certain portfolios of the Fund;	□	□	□

(b) To reduce the vote required to approve certain matters submitted to shareholders for approval; and	□	□	□

(c) To permit the Board of Directors to classify or reclassify unissued shares of capital stock of the Fund.	□	□	□

2. IN THE DISCRETION OF THE BOARD OF DIRECTORS, TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

THANK YOU FOR VOTING

Exhibit A

Form of Articles of Amendment and Restatement

MAXIM SERIES FUND, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

Maxim Series Fund, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-609 of the Maryland General Corporation Law, hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:

FIRST:  The Corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all of the provisions of the charter currently in effect and as hereinafter amended:

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MAXIM SERIES FUND, INC.

ARTICLE I

NAME

The name of the Corporation is:  Maxim Series Fund, Inc.

ARTICLE II

PURPOSE AND POWERS

The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

(1)           To conduct and carry on the business of an investment company of the management type.

(2)           To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

(3)           To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation, as its Board of Directors may determine, provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall be not less than the net asset value per share of such capital stock outstanding at the time of such event.

(4)           To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation.

(5)           To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

The Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Corporation Law of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE III

PRINCIPAL OFFICE

The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust, Inc., 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Corporation in this State is The Corporation Trust, Inc., a corporation of this State, and the post office address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE V

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is EIGHT BILLION (8,000,000,000) shares of the par value of Ten Cents ($0.10) per share and of the aggregate par value of $800,000,000.  All shares shall be issued, if at all, in series consisting of one or more classes of common stock.  A series of shares represents interests in the assets, liabilities, income, gains, and losses of a particular investment portfolio of the Corporation (a “Portfolio”).  Each class of a series represents interests in the same assets, liabilities, income, gains, and losses of the respective Portfolio, but may differ from other classes of the series with respect to fees and expenses or such other matters as may be established by the Board of Directors from time to time in accordance with the Investment Company Act of 1940, as amended, the Maryland General Corporation Law and these Amended and Restated Articles of Incorporation.  SIX BILLION SEVEN HUNDRED FORTY MILLION (6,740,000,000) shares of the Corporation’s authorized capital stock shall be allocated to the following series and classes, subject, however, to the powers hereinafter granted to the Board of Directors:

Series/Portfolio	Class	Shares (in millions)
Maxim Money Market	Common Stock	1,000
Maxim Stock Index	Common Stock	105
Maxim Bond Index	Common Stock	105
Maxim U.S. Government Mortgage Securities	Common Stock	105
Maxim Index 600	Common Stock	100
Maxim Putnam High Yield Bond	Common Stock	115
Maxim Janus Large Cap Growth	Common Stock	100
Maxim MFS International Growth	Common Stock	100
Maxim Federated Bond	Common Stock	100
Maxim MFS International Value	Common Stock	100
Maxim S&P 500 Index	Common Stock	100
Maxim MidCap Value	Common Stock	100
Maxim Small-Cap Value	Common Stock	125
Maxim Ariel MidCap Value	Common Stock	100
Maxim Ariel Small-Cap Value	Common Stock	100
Maxim Loomis Sayles Small-Cap Value	Common Stock	105
Maxim Loomis Sayles Bond	Common Stock	100
Maxim T. Rowe Price Equity/Income	Common Stock	125
Maxim Small-Cap Growth	Common Stock	105
Maxim Invesco ADR	Common Stock	100
Maxim Short Duration Bond	Common Stock	100
Maxim T. Rowe Price MidCap Growth	Common Stock	125
Maxim Global Bond	Common Stock	100
Maxim Conservative Profile I	Common Stock	100
Maxim Moderately Conservative Profile I	Common Stock	100
Maxim Moderate Profile I	Common Stock	100
Maxim Moderately Aggressive Profile I	Common Stock	100
Maxim Aggressive Profile I	Common Stock	100
Maxim Conservative Profile II	Common Stock	100
Maxim Moderately Conservative Profile II	Common Stock	100
Maxim Moderate Profile II	Common Stock	200
Maxim Moderately Aggressive Profile II	Common Stock	100
Maxim Aggressive Profile II	Common Stock	175
Maxim Lifetime 2015 I	Class T	45
Maxim Lifetime 2015 I	Class T1	45
Maxim Lifetime 2015 II	Class T	45
Maxim Lifetime 2015 II	Class T1	45
Maxim Lifetime 2015 III	Class T	45
Maxim Lifetime 2015 III	Class T1	45
Maxim Lifetime 2025 I	Class T	45
Maxim Lifetime 2025 I	Class T1	45
Maxim Lifetime 2025 II	Class T	45
Maxim Lifetime 2025 II	Class T1	45
Maxim Lifetime 2025 III	Class T	45
Maxim Lifetime 2025 III	Class T1	45
Maxim Lifetime 2035 I	Class T	45
Maxim Lifetime 2035 I	Class T1	45
Maxim Lifetime 2035 II	Class T	45
Maxim Lifetime 2035 II	Class T1	45
Maxim Lifetime 2035 III	Class T	45
Maxim Lifetime 2035 III	Class T1	45
Maxim Lifetime 2045 I	Class T	45
Maxim Lifetime 2045 I	Class T1	45
Maxim Lifetime 2045 II	Class T	45
Maxim Lifetime 2045 II	Class T1	45
Maxim Lifetime 2045 III	Class T	45
Maxim Lifetime 2045 III	Class T1	45
Maxim Lifetime 2055 I	Class T	45
Maxim Lifetime 2055 I	Class T1	45
Maxim Lifetime 2055 II	Class T	45
Maxim Lifetime 2055 II	Class T1	45
Maxim Lifetime 2055 III	Class T	45
Maxim Lifetime 2055 III	Class T1	45
Maxim SecureFoundation Balanced	Class G	75
Maxim SecureFoundation Balanced	Class G1	75
Maxim SecureFoundation Lifetime 2015	Class G	75
Maxim SecureFoundation Lifetime 2015	Class G1	75
Maxim SecureFoundation Lifetime 2025	Class G	75
Maxim SecureFoundation Lifetime 2025	Class G1	75
Maxim SecureFoundation Lifetime 2035	Class G	75
Maxim SecureFoundation Lifetime 2035	Class G1	75
Maxim SecureFoundation Lifetime 2045	Class G	75
Maxim SecureFoundation Lifetime 2045	Class G1	75
Maxim SecureFoundation Lifetime 2055	Class G	75
Maxim SecureFoundation Lifetime 2055	Class G1	75

The balance of one billion two hundred and sixty million (1,260,000,000) shares of such stock may be issued in any one or more of these classes, or in any new class or classes, each comprising such number of shares and having such designations, such powers, preferences and rights and such qualifications, limitations and restrictions thereof as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, to whom authority so to fix and determine the same is hereby expressly granted.  The Board of Directors may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.  In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class, and to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.

Unless otherwise provided in the resolution of the Board of Directors providing for the issuance of shares in any new class or classes not designated in this Article, each class of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

(a)           The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class, then standing in his name on the books of the Corporation.  On any matter submitted to a vote of Stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class; (2) only shares of the respective series or classes are entitled to vote on matters concerning only that series or class; and (3) fundamental policies, as specified in Article XIV of the by-laws, may not be changed, unless a change affects only one series, without the approval of the holders of a majority of the outstanding voting securities [as defined under the Investment Company Act of 1940] of each series affected by the change.

(b)           Each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

(1)	The shares of each class, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable.

(2)
The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors.

(i)	Dividends or distributions on shares on any class of stock shall be paid only out of earned surplus or other lawfully available assets belonging to such class.

(ii)
Inasmuch as one goal of the Corporation is to qualify as a "regulated investment company” under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power in its discretion to distribute in any fiscal years as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for Federal income tax in respect of that year.

(3)
The assets belonging to any class of stock shall be charged with the liabilities in respect to such class, and shall also be charged with its share of the general liabilities of the Corporation in proportion to the asset value of the respective classes.  The determination of the Board of Directors shall be conclusive as to the amount of liabilities, the allocation of the same as to a given class, and as to whether the same or general assets of the Corporation are allocable to one or more classes.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING, AND REGULATING
CERTAIN POWERS OF THE CORPORATION AND OF
THE DIRECTORS AND STOCKHOLDERS

(1)           The number of directors of the Corporation shall be three (3), which number may be increased or decreased pursuant to the bylaws of the Corporation but shall never be less than three (3).

(2)           The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Amended and Restated Articles of Incorporation or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland.

(3)           No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Amended and Restated Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(4)           Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

(5)           The Board of Directors of the Corporation may make, alter or repeal from time to time any of the by-laws of the Corporation except any particular by-law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.

(6)           Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any series or classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act of 1940 Act, as amended, and the rules and regulations promulgated thereunder, or orders of the Securities and Exchange Commission or any successor thereto.
ARTICLE VII

REDEMPTION

Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined by the Board of Directors of the Corporation.

ARTICLE VIII

DETERMINATION BINDING

Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matter relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin", a sale of securities "short", or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Amended and Restated Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE IX

PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

ARTICLE X

AMENDMENT

The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:  There are five directors currently in office, whose names are:

M.T.G. Graye                                           G.H. Klapper
R.P. Koeppe                                           C.P. Nelson
S. Zisman

SEVENTH:  These Articles of Amendment and Restatement shall become effective on the _____ day of December, 2010.

IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its President, attested by its Secretary, on ____________ ,  _____.

MAXIM SERIES FUND, INC.

By_________________________________
M.T.G. Graye
 President and Chief Executive Officer

________________________________
Attest:
R.L. Logsdon
Assistant Vice President, Counsel and Secretary

THE UNDERSIGNED, President of Maxim Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment  and Restatement of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment and Restatement of Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

__________________________________
 M.T.G. Graye
President and Chief Executive Officer

Exhibit B

Proposed Changes to Current Charter

The proposed changes to the charter are set forth below in bold as follows:

“</Proposal 1(a)/…>” and “{/Proposal 1(a)/…}” denote additions and deletions, respectively, pursuant to Proposal 1(a).
“</Proposal 1(b)/…>” and “{/Proposal 1(b)/…}” denote additions and deletions, respectively, pursuant to Proposal 1(b).
“</Proposal 1(c)/…>” and “{/Proposal 1(c)/…}” denote additions and deletions, respectively, pursuant to Proposal 1(c).
“<…>” and “{…}” denote additions and deletions, respectively, that will be included if any of foregoing proposals is approved by shareholders.

<AMENDED AND RESTATED>

ARTICLES OF INCORPORATION

OF

MAXIM SERIES FUND, INC.

ARTICLE I

{THE UNDERSIGNED, JAMES F. JORDEN, whose post office address is 1666 K Street, N.W., Washington, D.C. 20006, being at least 18 years of age, does hereby act as incorporate, under and by virtue of the General Corporation Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.}

{ARTICLE II}

NAME

The name of the Corporation is:  Maxim Series Fund, Inc.

ARTICLE II

PURPOSE AND POWERS

The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

(1)           To conduct and carry on the business of an investment company of the management type.

(2)           To hold<,> invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

(3)           To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation, as its Board of Directors may determine, provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall be not less than the net asset value per share of such capital stock outstanding at the time of such event.

(4)           To redeem, purchase or otherwise acquire, hold, dispose of<,> resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation.

(5)           To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

The Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Corporation Law of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE {IV} <III>

PRINCIPAL OFFICE {AND RESIDENT AGENT}

The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust, Inc., 300 East Lombard Street, Baltimore, Maryland 21202.

<ARTICLE IV>

<RESIDENT AGENT>

The name of the resident agent of the Corporation in this State is The Corporation Trust, Inc., a corporation of this State, and the post office address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE V

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is EIGHT BILLION (8,000,000,000) shares of the par value of Ten Cents ($0.10) per share and of the aggregate par value of $800,000,000.  All shares shall be issued, if at all, in series </Proposal 1(a)/consisting of one or more classes of common stock.  A series of shares represents interests in the assets, liabilities, income, gains, and losses of a particular investment portfolio of the Corporation (a “Portfolio”).  Each class of a series represents interests in the same assets, liabilities, income, gains, and losses of the respective Portfolio, but may differ from other classes of the series with respect to fees and expenses or such other matters as may be established by the Board of Directors from time to time in accordance with the Investment Company Act of 1940, as amended, the Maryland General Corporation Law and these Amended and Restated Articles of Incorporation.  SIX BILLION SEVEN HUNDRED FORTY MILLION (6,740,000,000) shares of the Corporation’s authorized capital stock shall be allocated to the following series and classes>, subject, however, to the powers hereinafter granted to the Board of Directors{/Proposal 1(a)/.}</Proposal 1(a)/:>

Series/Portfolio	Class	Shares (in millions)
Maxim Money Market	Common Stock	1,000
Maxim Stock Index	Common Stock	105
Maxim Bond Index	Common Stock	105
Maxim U.S. Government Mortgage Securities	Common Stock	105
Maxim Index 600	Common Stock	100
Maxim Putnam High Yield Bond	Common Stock	115
Maxim Janus Large Cap Growth	Common Stock	100
Maxim MFS International Growth	Common Stock	100
Maxim Federated Bond	Common Stock	100
Maxim MFS International Value	Common Stock	100
Maxim S&P 500 Index	Common Stock	100
Maxim MidCap Value	Common Stock	100
Maxim Small-Cap Value	Common Stock	125
Maxim Ariel MidCap Value	Common Stock	100
Maxim Ariel Small-Cap Value	Common Stock	100
Maxim Loomis Sayles Small-Cap Value	Common Stock	105
Maxim Loomis Sayles Bond	Common Stock	100
Maxim T. Rowe Price Equity/Income	Common Stock	125
Maxim Small-Cap Growth	Common Stock	105
Maxim Invesco ADR	Common Stock	100
Maxim Short Duration Bond	Common Stock	100
Maxim T. Rowe Price MidCap Growth	Common Stock	125
Maxim Global Bond	Common Stock	100
Maxim Conservative Profile I	Common Stock	100
Maxim Moderately Conservative Profile I	Common Stock	100
Maxim Moderate Profile I	Common Stock	100
Maxim Moderately Aggressive Profile I	Common Stock	100
Maxim Aggressive Profile I	Common Stock	100
Maxim Conservative Profile II	Common Stock	100
Maxim Moderately Conservative Profile II	Common Stock	100
Maxim Moderate Profile II	Common Stock	200
Maxim Moderately Aggressive Profile II	Common Stock	100
Maxim Aggressive Profile II	Common Stock	100
Maxim Lifetime 2015 I	Class T	45
Maxim Lifetime 2015 I	Class T1	45
Maxim Lifetime 2015 II	Class T	45
Maxim Lifetime 2015 II	Class T1	45
Maxim Lifetime 2015 III	Class T	45
Maxim Lifetime 2015 III	Class T1	45
Maxim Lifetime 2025 I	Class T	45
Maxim Lifetime 2025 I	Class T1	45
Maxim Lifetime 2025 II	Class T	45
Maxim Lifetime 2025 II	Class T1	45
Maxim Lifetime 2025 III	Class T	45
Maxim Lifetime 2025 III	Class T1	45
Maxim Lifetime 2035 I	Class T	45
Maxim Lifetime 2035 I	Class T1	45
Maxim Lifetime 2035 II	Class T	45
Maxim Lifetime 2035 II	Class T1	45
Maxim Lifetime 2035 III	Class T	45
Maxim Lifetime 2035 III	Class T1	45
Maxim Lifetime 2045 I	Class T	45
Maxim Lifetime 2045 I	Class T1	45
Maxim Lifetime 2045 II	Class T	45
Maxim Lifetime 2045 II	Class T1	45
Maxim Lifetime 2045 III	Class T	45
Maxim Lifetime 2045 III	Class T1	45
Maxim Lifetime 2055 I	Class T	45
Maxim Lifetime 2055 I	Class T1	45
Maxim Lifetime 2055 II	Class T	45
Maxim Lifetime 2055 II	Class T1	45
Maxim Lifetime 2055 III	Class T	45
Maxim Lifetime 2055 III	Class T1	45
Maxim SecureFoundation Balanced	Class G	75
Maxim SecureFoundation Balanced	Class G1	75
Maxim SecureFoundation Lifetime 2015	Class G	75
Maxim SecureFoundation Lifetime 2015	Class G1	75
Maxim SecureFoundation Lifetime 2025	Class G	75
Maxim SecureFoundation Lifetime 2025	Class G1	75
Maxim SecureFoundation Lifetime 2035	Class G	75
Maxim SecureFoundation Lifetime 2035	Class G1	75
Maxim SecureFoundation Lifetime 2045	Class G	75
Maxim SecureFoundation Lifetime 2045	Class G1	75
Maxim SecureFoundation Lifetime 2055	Class G	75
Maxim SecureFoundation Lifetime 2055	Class G1	75

The balance of one billion two hundred and sixty million (1,260,000,000) shares of such stock may be issued in {/Proposal 1(a)/this class} </Proposal 1(a)/any one or more of these classes, or in any new class or classes>, each comprising such number of shares and having such designations, such powers, preferences and rights and such qualifications, limitations <and> restrictions thereof as shall be fixed and {determining} <determined> from time to time by resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, to whom authority so to fix and determine the same is hereby expressly granted.  </Proposal 1(c)/The Board of Directors may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.>  In addition, the Board of Directors is hereby expressly granted authority to change the designation of </Proposal 1(a)/any series> or class, and to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below {then umber} <the number> of shares thereof then outstanding.

Unless otherwise provided in the resolution of the Board of Directors providing for the issuance of shares in any new class or classes not designated in this Article, each class of stock of the Corporation shall have the following powers, preferences and rights, <and qualifications, restrictions,> and limitations thereof:

(a)           The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the </Proposal 1(a)/series or> class, then standing in his name on the books of the Corporation.  On any matter submitted to a vote of Stockholders, all {share} <shares> of the Corporation then issued {an} <and> outstanding and entitled to vote shall be voted in the aggregate and not by </Proposal 1(a)/series or> class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual </Proposal 1(a)/series or> class; (2) only shares of the respective {Proposal 1(a)/portfolios} </Proposal 1(a)/series or classes> are entitled to vote on matters concerning only that {Proposal 1(a)/Portfolio} </Proposal 1(a)/series or class>; and (3) fundamental policies, as specified in Article XIV of the by-laws, may not be changed, unless a change affects only one series, without the approval of the holders of a majority <of the outstanding voting securities> [as defined under the Investment Company Act of 1940] of {the shares of} each {Proposal 1(a)/Portfolio} </Proposal 1(a)/series> affected by the change.

(b)           Each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

(1)
The shares of each {Proposal 1(a)/Portfolio} </Proposal 1(a)/class>, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable.

(2)
The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors.

(i)	Dividends or distributions on shares on any class of stock shall be paid only out of earned surplus or other lawfully available assets belonging to such class.

(ii)
Inasmuch as one goal of the Corporation is to qualify as a "regulated investment company” under the Internal Revenue Code of {1954} <1986>, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors {hall} <shall> have the power in its discretion to distribute in any fiscal years as dividends, including dividends designated in whole or in part {s} <as> capital gains distributions, amounts sufficient in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for Federal income tax in respect of that year. {In furtherance, and not in limitation of the foregoing, in the vent that a class of shares has a net capital loss for a fiscal year, and to the extent that a capital loss for a fiscal year offsets net capital gains from one or more of the other classes, the amount to be deemed available for distribution to the class or classes with the net capital gain may be reduced by the amount offset.}

(3) The assets belonging to any class of stock shall be charged with the liabilities in respect to such class, and shall also be charged with its share of the general liabilities of the Corporation in proportion to the asset value of the respective classes.  The determination of the Board of Directors shall be conclusive as to the amount of liabilities, the allocation of the same as to a given class, and as to whether the same or general assets of the Corporation are allocable to one or more classes.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING, AND REGULATING
CERTAIN POWERS OF THE {CORPORAITON} [CORPORATION] AND OF
THE DIRECTORS AND STOCKHOLDERS

(1)           The number of directors of the Corporation shall be three (3), which number may be increased or decreased pursuant to the bylaws of the Corporation but shall never be less than three (3).  {The names of the directors who shall act until the first annual meeting or until their successors are duly elected and qualify are:

James F. Jorden
D. Craig Lennox
Robert A. Slepicka}

(2)           The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these <Amended and Restated> Articles of Incorporation or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland.

(3)           No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these <Amended and Restated> Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(4)           Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

(5)           The Board of Directors of the Corporation may make, alter or repeal from time to time any of the by-laws of the Corporation except any particular by-law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.

</Proposal 1(b)/(6)                                           Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any series or classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act of 1940 Act, as amended, and the rules and regulations promulgated thereunder, or orders of the Securities and Exchange Commission or any successor thereto.>

ARTICLE VII

REDEMPTION

Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined by the Board of Directors of the Corporation.

ARTICLE VIII

DETERMINATION BINDING

Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matter relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin", a sale of securities "short", or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these <Amended and Restated> Articles of Incorporation shall be effective to (a) {required} <require> a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE IX

PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

ARTICLE X

AMENDMENT

The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.